                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-36595) of our reports dated February 26, 1999 appearing on pages 35 and 56 of Post Properties, Inc.'s and Post Apartment Homes, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1998, respectively.



PricewaterhouseCoopers LLP
Atlanta, Georgia
March 12, 1999